UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
June 8, 2020
DiamondRock Hospitality Company
(Exact name of registrant as specified in charter)

Maryland	001-32514	20-1180098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Bethesda Metro Center, Suite 1400
Bethesda, MD 20814
(Address of Principal Executive Offices) (Zip Code)

(Registrant’s telephone number, including area code): (240) 744-1150
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DRH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

This Current Report on Form 8-K (“Current Report”) contains forward-looking statements within the meaning of the federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “believe,” “expect,” “intend,” “project,” “anticipate,” “position,” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: national and local economic and business conditions, including the impact of COVID-19 on occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness; relationships with property managers; the ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations which influence or determine wages, prices, construction procedures and costs; and other risks and uncertainties associated with our business described below and from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K filed on February 28, 2020 and in our Quarterly Report on Form 10-Q filed on May 11, 2020. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material. Except as expressly indicated otherwise, all information in this Current Report is as of the date of this Current Report, and we undertake no obligation to update any forward-looking statement to conform the statement to actual results or changes in our expectations.

Item 8.01 Other Events.

On June 8, 2020, DiamondRock Hospitality Company (the “Company”, “we”, “our” or “us”) provided the following update with respect to the actions we have taken at the property and corporate level in response to the coronavirus (COVID-19) pandemic since March 31, 2020:

•
We continue to work with our lenders to provide flexibility on certain financial covenants under our senior unsecured credit facility and unsecured term loans. We have finalized the documentation for an amendment to our credit agreements, subject to final lender approval, that provides for covenant waivers through March 31, 2021 and certain other modifications thereafter.

•
We have agreed to a term sheet, subject to the satisfactory completion of due diligence and final documentation, to extend the maturity of the mortgage loan secured by the Salt Lake City Marriott Downtown to January 2022. However, no assurance can be given that we will be able to successfully negotiate and execute a definitive agreement.

•
We have requested relief with respect to certain conditions of the loans on our hotels syndicated through commercial mortgage backed security (“CMBS”) pools, but as of June 5, 2020, have not received any of the requested relief.

•	As of June 5, 2020, we had cash on hand of approximately $360 million.

•
We are exploring possible modifications to existing hotel management and franchise agreements and are currently in discussions with certain hotel managers and franchisors regarding potentially amending or restructuring those agreements to our benefit. Given the early nature of these negotiations, it is unclear what, if any, changes will result from such discussions.

•	On June 1, 2020, we converted the Sheraton Suites Key West to an independent hotel, Barbary Beach House Key West.

Since March 31, 2020, we have commenced phased reopenings at seven of the hotels with 1,213 rooms where we suspended operations in March or April 2020, including the Barbary Beach House Key West, Havana Cabana Key West, Renaissance Charleston, Courtyard Denver Downtown, JW Marriott Denver at Cherry Creek, Orchards Inn Sedona and The Gwen Chicago.

The following table identifies each of our hotels that have reopened since March 31, 2020 or are expected to reopen in June 2020:

Property	# of Rooms	Date of Suspension	Actual Reopening Date or Projected Reopening Date
Courtyard Denver Downtown	177	3/20/2020	6/1/2020
Vail Marriott Mountain Resort & Spa	344	3/20/2020	6/12/2020
JW Marriott Denver at Cherry Creek	199	3/22/2020	6/1/2020
Barbary Beach House Key West	184	3/23/2020	6/1/2020
Havana Cabana Key West	106	3/23/2020	6/1/2020
Hotel Emblem	96	3/23/2020	6/22/2020
The Landing Resort & Spa	82	3/23/2020	6/5/2020
Hilton Burlington	258	3/31/2020	6/26/2020
Hotel Palomar Phoenix	242	3/31/2020	6/22/2020
Orchards Inn Sedona	70	3/31/2020	5/15/2020
The Gwen Chicago	311	3/31/2020	6/10/2020
Renaissance Charleston	166	4/6/2020	5/14/2020
Total	2,235

The following table identifies each of our hotels that continue to have suspended operations as of June 8, 2020 that we expect to reopen after June 2020:

Property	# of Rooms	Date of Suspension
Cavallo Point, The Lodge at the Golden Gate	142	3/17/2020
The Lodge at Sonoma, a Renaissance Resort & Spa	182	3/21/2020
Hilton Boston Downtown	403	3/23/2020
Westin Boston Waterfront Hotel	793	3/25/2020
Courtyard Manhattan/Fifth Avenue	189	3/27/2020
Hilton Garden Inn Times Square Central	282	3/29/2020
Lexington Hotel New York	725	3/29/2020
Chicago Marriott Downtown	1,200	4/10/2020
Total	2,716

The timing of fully reopening these hotels will depend primarily on federal, state, and local government guidance, health official recommendations and market demand. We currently anticipate phased reopenings will start at the majority of these remaining eight hotels this summer. We cannot assure you that these hotels will fully or partially reopen in the future or that the hotels we own will not be subject to complete or partial closures in the future due to the continuing adverse impacts of COVID-19.

In addition, in light of the rapidly evolving situation surrounding COVID-19, the Company is supplementing and updating the risk factors disclosed in Part II, Item 1A of its Quarterly Report on Form 10-Q for the three months ended March 31, 2020, as filed with the Securities and Exchange Commission on May 11, 2020, and Part I, Item 1A of its Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission on February 28, 2020, to include the following risk factor:

Risks Related to the COVID-19 Pandemic

The outbreak of COVID-19 has caused, and could continue to cause, severe disruptions in the U.S., regional and global economies, travel and the hospitality industry, including our business, and could continue to materially and adversely impact our financial condition and results of operations.
In March 2020, the World Health Organization declared COVID-19 a global pandemic. COVID-19 has caused, and could continue to cause, significant disruptions to the United States and global economy and has contributed to significant volatility and negative pressure in financial markets. The global impact of the outbreak is continually evolving, and many countries, including the United States, have reacted by instituting quarantines, restrictions on travel and/or mandatory closures of businesses. Certain states and cities, including where ours hotels are located, have also reacted by instituting quarantines, restrictions on travel, “shelter in place” rules, restrictions on types of business that may continue to operate, and/or restrictions on the types of construction projects that may continue.
The full extent to which COVID-19 impacts our operations will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of such pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others. The rapid development and fluidity of this situation precludes any prediction as to the full adverse impact of COVID-19. Nevertheless, COVID-19 has adversely affected, and may continue to adversely affect, our business, financial condition and results of operations, and our ability to pay dividends, and it may also have the effect of heightening many of the risks described below and in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2019, including:

•
a complete or partial closure or re-closure of, or other operational issues or limitations at, one or more of our hotels resulting from government, third-party hotel manager or franchisor action, which could materially adversely affect our operations;

•
the postponement or cancellation of conferences, conventions, festivals, sporting events, public events and other group business that would have otherwise brought individuals to the cities in which our hotels are located, which could cause a decrease in occupancy rates over a prolonged period of time and exacerbate the seasonal volatility at our hotels;

•
a general decline of in-person business meetings and an increase in the use of teleconferencing and video-conference technology, which could cause a sustained shift away from business-related travel and have a material adverse effect on the overall demand for hotel rooms;

•
a decrease in individuals’ willingness to travel once our hotels are reopened as a result of the public health risks and social impacts of such outbreak or a decrease in consumer spending, which could affect the ability of our hotels to generate sufficient revenues to meet operating and other expenses in the short- and long-term;

•
reduced economic activity impacting our businesses, financial condition and liquidity or those of our third-party hotel managers or franchisors, which could result in us, the third-party hotel manager or the franchisor being unable to comply with operational and performance conditions under the applicable management and franchise agreements and uncertainties associated with our obligations under our management and franchise agreements;

•
reduced economic activity impacting the businesses, financial condition and liquidity of our retail and restaurant tenants located at our hotels, which could cause one or more of such tenants to be unable to meet their obligations to us in full, or at all, to otherwise seek modifications of such obligations or to declare bankruptcy;

•
severe disruption and instability in the global financial markets or deteriorations in credit and financing conditions, which could make it difficult for us to access debt and equity capital on attractive terms, or at all, and impact our ability to fund business activities and repay debt on a timely basis;

•
the potential inability of our Company to comply with financial covenants under our debt agreements, or our inability to satisfy our payment obligations under our corporate credit facility, unsecured term loans or other debt agreements, which could result in a default or cross-default and potential acceleration of indebtedness and impact our ability to make additional borrowings under our corporate credit facility or otherwise in the future;

•
the potential lack of funding, disruptions in the supply of materials or products or the inability of contractors to perform on a timely basis or at all, which could cause delays in completing ongoing or future hotel renovations and capital improvements at our hotels, including the current reconstruction of Frenchman’s Reef & Morning Star Beach Resort;

•
difficulties in sourcing and transporting materials or products necessary to operate our hotels, such as linens or cleaning supplies, and a decrease in the availability of adequate staffing at our hotels, which could impact our ability to provide our guests with the customary level of service provided at our hotels, including our premium full-service hotels;

•
the potential inability of our TRS lessees to renew or enter into new management agreements for our hotels on favorable terms, or at all, which could cause interruptions in the operations at certain hotels;

•
a general decline in business activity and demand for real estate transactions, and more specifically, the demand for hotel properties, which could adversely affect our ability or desire to make strategic acquisitions or dispositions;

•
the potential negative impact on the health of our personnel, particularly if a significant number of our senior executive officers are impacted, which could result in a deterioration in our ability to ensure business continuity during a disruption;

•
the limited access to our facilities, management, franchisors, support staff and professional advisors, which could decrease the effectiveness of our disclosure controls and procedures and internal controls over financial reporting, increase our susceptibility to security breaches, or hamper our ability to comply with regulatory obligations and lead to reputational harm and regulatory issues or fines;

•
increased operating costs at our hotels due to enhanced cleaning and hygiene protocols required or recommended by major hotel brands, the Centers for Disease Control and Prevention, unions and state and local governments; and

•	increased labor costs due to demands for higher wages due to health risks associated with working in hotels and requirements for more staff to implement cleaning protocols.

ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are included with this report:

Exhibit No.	Description

101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY

Date: June 8, 2020	By:	/s/ Briony R. Quinn
Briony R. Quinn
Senior Vice President and Treasurer